UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

AdaptHealth Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-38399	82-3677704
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Germantown Pike, Suite 250 Plymouth Meeting, PA	19462
(Address of principal executive offices)	(Zip Code)

(610) 424-4515
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AHCO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2024, at the annual meeting of stockholders (the “Annual Meeting”) of AdaptHealth Corp. (the “Company”), the stockholders of the Company approved an amendment and restatement (the “2024 Amendment”) of the Company’s Amended and Restated 2019 Stock Incentive Plan (the "A&R 2019 Plan”) to (i) increase the number of shares of shares of common stock of the Company, par value $0.0001 per share (“Common Stock”), reserved under the A&R 2019 Plan by 8,350,000 shares, (ii) increase the number of incentive stock options that may be granted pursuant to the A&R 2019 Plan by the same amount, and (iii) extend the termination date of the A&R 2019 Plan to the day immediately before the tenth anniversary of the date the Company’s stockholders approved the 2024 Amendment. The 2024 Amendment was previously adopted by the board of directors of the Company (the “Board”) subject to stockholder approval. The A&R 2019 Plan and the 2024 Amendment are described in greater detail in the Company’s definitive proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 26, 2024 (the “Proxy Statement”), under the caption “Approval of the Amendment and Restatement of the Company’s 2019 Stock Incentive Plan,” which disclosure is incorporated herein by reference. The description of the A&R 2019 Plan as amended by the 2024 Amendment contained in the Proxy Statement is qualified in its entirety by reference to the full text of the A&R 2019 Plan as amended by the 2024 Amendment, which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 20, 2024, at the Annual Meeting, the Company’s stockholders approved a proposal to amend and restate the Company’s Third Amended and Restated Certificate of Incorporation (the “Previous Certificate”), to phase out the Company’s classified board structure and provide for the annual election of directors (the “Declassification Amendment”). The Previous Certificate provided for the Board to be divided into three classes of approximately equal size, with each class serving a staggered three-year term. Pursuant to the Declassification Amendment, directors elected prior to the 2024 Annual Meeting will continue to serve the remainder of their staggered three-year terms. Commencing with the 2024 Annual Meeting, and at each annual meeting of stockholders thereafter, elections will be held to elect directors to serve one-year terms expiring at the next annual meeting of stockholders to replace those directors whose terms have expired. After the Company’s 2026 annual meeting of stockholders, the phase out of the classified board structure will be complete, and all directors will be subject to annual election for one-year terms. The Company’s stockholders also approved an amendment and restatement of the Previous Certificate to reflect new Delaware law provisions regarding officer exculpation (the “Exculpation Amendment”) to limit the liability of certain officers of the Company.

The Company filed the A&R Charter with the Secretary of State of the State of Delaware following receipt of stockholder approval on June 20, 2024.

The foregoing descriptions are summaries only and are qualified in their entirety by reference to the complete text of the A&R Charter, which is filed as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 20, 2024, the Company held the Annual Meeting via live audio webcast. At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Company’s Proxy Statement. At the beginning of the Annual Meeting, there were 116,821,476 shares of Common Stock present or represented by proxy at the Annual Meeting, which represented 87.22% of the voting power of the shares of Common Stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Common Stock were entitled to one vote for each share of Common Stock held as of the close of business on April 24, 2024, the record date for the Annual Meeting.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	To approve the A&R Charter to eliminate the classified structure of the board of directors (“Proposal 1”);

2.	To elect four directors to serve for a one-year term if Proposal 1 is approved by the Company’s stockholders, or for a three-year term as Class II directors if Proposal 1 is not approved by the Company’s stockholders;

3.	To approve the A&R Charter to reflect new Delaware law provisions regarding officer exculpation;

4.	To approve the A&R 2019 Plan;

5.	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

6.	To approve, in a non-binding advisory vote, the compensation paid to the Company’s named executive officers.

The voting results for each of these proposals are set forth below.

1.	Declassification Amendment.

For	Against	Abstain	Broker Non-Vote
97,809,650	263,386	15,358	18,733,082

Based on the votes set forth above, the stockholders approved the amendment and restatement of the Previous Certificate to eliminate the classified structure of the board of directors.

2.	Election of Directors.

Name	For	Withheld	Broker Non-Vote
Terence Connors	63,451,028	34,637,366	18,733,082
Ted Lundberg	71,217,667	26,870,727	18,733,082
Joshua Parnes	92,382,005	5,706,389	18,733,082
David Williams III	96,016,792	2,071,602	18,733,082

Based on the votes set forth above, each director nominee was duly elected to serve as a director until the Company’s annual meeting of stockholders in 2025, or until their respective successors are duly elected and qualified, or until their earlier resignation, removal or death.

3.	Exculpation Amendment.

For	Against	Abstain	Broker Non-Vote
91,272,670	6,790,555	25,169	18,733,082

Based on the votes set forth above, the stockholders approved the amendment and restatement of the Previous Certificate to reflect new Delaware law provisions regarding officer exculpation.

4.	Amendment and Restatement of the 2019 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Vote
94,652,365	2,892,783	543,246	18,733,082

Based on the votes set forth above, the stockholders approved the Amended and Restated 2019 Stock Incentive Plan.

5.	Ratification of Appointment of Independent Registered Public Accounting Firm.

For	Against	Abstain
112,304,674	4,499,616	17,186

Based on the votes set forth above, the stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

6.	Non-binding advisory vote to approve the compensation paid to the Company’s named executive officers.

For	Against	Abstain	Broker Non-Vote
94,435,650	3,119,572	533,172	18,733,082

Based on the votes set forth above, the stockholders approved this proposal on an advisory basis.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit No.	Exhibit Description.
3.1	Fourth Amended and Restated Certificate of Incorporation of the Company, effective June 20, 2024.
10.1	Amended and Restated 2019 Stock Incentive Plan of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2024

AdaptHealth Corp.

By:	/s/ Jason Clemens
	Name:	Jason Clemens
	Title:	Chief Financial Officer